                                                                                            Exhibit 10-J
FIRST AMENDMENT
TO THE
HOMEFEDERAL BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
DATED NOVEMBER 3, 2005
FOR
MARK T. GORSKI

THIS AMENDMENT is adopted this ____28th____ day of ______February, _____2006____, by and between HOMEFEDERAL BANK, a state commercial bank located in
        Columbus, Indiana (the “Bank”) and MARK T. GORSKI (the “Executive”).

The Bank and the Executive executed the HOMEFEDERAL BANK SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT on November 3, 2005 (the “Agreement”).

The undersigned hereby amend, in part, said Agreement for the purpose of providing an additional death benefit. Therefore, the following change shall be made:

     Section 3.4 shall be added to the Agreement as follows:

     3.4  Additional Death Benefit - Burial Expense.  In addition to the above-described death benefits, upon his death, the Executive’s Beneficiary shall be entitled to receive a one-time lump sum death benefit in the amount of Fifteen Thousand ($15,000) Dollars.

IN WITNESS OF THE ABOVE, the Executive and the Bank hereby consent to this First Amendment.

        Executive:        BANK:
                                                                                                             HOMEFEDERAL BANK

       /s/Mark T. Gorski__________________________  By /s/ Pennie Stancombe____________________
       MARK T. GORSKI
    Title ___VP of  Human Resources____________